UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas 78249
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 3, 2023, Clear Channel Outdoor Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the meeting.

1.    The Company’s stockholders elected the following nominees for director to serve as directors for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2024 or until her or his successor shall have been elected and qualified.

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
John Dionne	401,431,234	7,890,059	29,354,411
Lisa Hammitt	399,694,168	9,627,125	29,354,411
Andrew Hobson	402,397,845	6,923,448	29,354,411
Thomas C. King	381,754,087	27,567,206	29,354,411
Joe Marchese	401,253,197	8,068,096	29,354,411
W. Benjamin Moreland	402,566,392	6,754,901	29,354,411
Mary Teresa Rainey	401,156,879	8,164,414	29,354,411
Scott R. Wells	402,262,142	7,059,151	29,354,411
Jinhy Yoon	400,986,168	8,335,125	29,354,411

2.    The advisory resolution on executive compensation was approved.

Proposal 2: Approval of the advisory (non-binding) resolution on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
384,379,945	24,798,922	142,426	29,354,411

3.    With respect to the advisory vote on the frequency of future say-on-pay votes, votes were cast as set forth below. In light of the voting results, the Company’s Board of Directors has decided that the Company will include an advisory vote on executive compensation in its proxy materials every one year until the next required advisory vote on the frequency of future say-on-pay votes. In accordance with the rules and regulations of the Securities and Exchange Commission, the Company is required to hold an advisory vote on the frequency of future advisory votes at least once every six years.

Proposal 3: Approval of the advisory (non-binding) vote on the frequency of future say-on-pay votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
408,685,165	36,887	426,503	172,738	29,354,411

4.    The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 was ratified.

Proposal 4: Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
432,356,374	6,212,047	107,283	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 3, 2023	By:	/s/ Brian D. Coleman
	Name:	Brian D. Coleman
	Title:	Executive Vice President and Chief Financial Officer